EXHIBIT 99.1

Joint Filing Agreement

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby (i) agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including any amendments thereto), with respect to ordinary shares, no par value, of Wanda Sports Group Company Limited, a Hong Kong company and (ii) agree that this joint filing agreement may be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

The execution and filing of this agreement shall not be construed as an admission that the below-named parties are a group or have acted as a group.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of December 23, 2020.

INFRONT INTERNATIONAL HOLDINGS AG

By: /s/ Zeng Maojun
Name: Zeng Maojun
Title: Director

WANDA SPORTS INDUSTRY (GUANGZHOU) CO. LIMITED

By: /s/ Zeng Maojun
Name: Zeng Maojun
Title: Legal Representative

WANDA SPORTS & MEDIA (HONG KONG) CO. LIMITED

By: /s/ Zeng Maojun
Name: Zeng Maojun
Title: Director

WANDA SPORTS & MEDIA CO. LIMITED

By: /s/ Zeng Maojun
Name: Zeng Maojun
Title: Director

WANDA SPORTS & MEDIA (HONG KONG) HOLDING CO. LIMITED

By: /s/ Zhang Lin
Name: Zhang Lin
Title: Director

WANDA CULTURE HOLDING CO. LIMITED

By: /s/ Zeng Maojun
Name: Zeng Maojun
Title: Director

BEIJING WANDA CULTURE INDUSTRY GROUP CO. LTD

By: /s/ Qi Jie
Name: Qi Jie
Title: Legal Representative

DALIAN WANDA GROUP CO., LTD

By: /s/ Jianlin Wang
Name: Jianlin Wang
Title: Legal Representative

DALIAN HEXING INVESTMENT CO LTD

By: /s/ Jianlin Wang
Name: Jianlin Wang
Title: Legal Representative

JIANLIN WANG

By: /s/ Jianlin Wang